Exhibit 99.1

Virtuix to Host Fiscal Year 2026 Results Conference Call on Thursday, June 25, 2026, at 8:30 a.m. Eastern Time

AUSTIN, TEXAS – June 2, 2026 – Virtuix Inc. (NASDAQ: VTIX), a leading developer of AI-driven, full-body virtual reality systems, will hold a conference call on Thursday, June 25, 2026, at 8:30 a.m. Eastern time to discuss its results for the fiscal year 2026 ended March 31, 2026. Virtuix will provide an update on the company’s accelerating momentum across its consumer, defense, and international growth initiatives, including recent milestones in AI-driven military simulation and progress on key strategic initiatives expected to support future growth. A press release detailing these results will be issued prior to the call.

Jan Goetgeluk, Virtuix’s Chief Executive Officer and Chairman, and Thomas McGinnis, Chief Financial Officer, will host the conference call and present a detailed overview of the company’s fiscal year performance, recent commercial traction, outlook for fiscal year 2027, and key growth initiatives across consumer gaming, defense training, and healthcare applications designed to support long-term shareholder value creation. The presentation will be followed by a question-and-answer period.

“We expect to report meaningful growth in our consumer business, reflecting continued demand for our immersive technology platform,” said Thomas McGinnis, CFO of Virtuix. “Together with the traction we are seeing across our expanding defense business, we believe Virtuix is entering the new fiscal year with strong operational momentum.”

To access the call, please use the following information:

Date:	Thursday, June 25, 2026
Time:	8:30 a.m. Eastern time (5:30 a.m. Pacific time)
Dial-in:	1-877-425-9470
International Dial-in:	1-201-389-0878
Conference Code:	13760097
Webcast:	https://viavid.webcasts.com/starthere.jsp?ei=1766022&tp_key=b6a9b62346

A telephone replay will be available approximately three hours after the call and will run through July 9, 2026, by dialing 1-844-512-2921 from the U.S., or 1-412-317-6671 from international locations, and entering replay pin number: 13760997. The replay can also be viewed through the webcast link above, and the presentation utilized during the call will be available on the Company’s investor relations website here.

About Virtuix

Virtuix Inc. (NASDAQ: VTIX) is a leading manufacturer of AI-driven, full-body virtual reality systems for consumer, enterprise, healthcare, and defense markets. The company’s premier portfolio of “Omni” omni-directional treadmills enables users to walk and run in 360 degrees inside video games and other immersive virtual reality applications. With a commitment to innovation, Virtuix continues to push the boundaries of XR, spatial computing, and AI-driven immersive experiences. For more information, visit virtuix.com.

Please visit the Company’s new Investor Relations website at invest.virtuix.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate,” “could,” “would,” “potential” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements in this press release include, without limitation, statements regarding the Company’s plans to pursue strategic acquisitions, the potential benefits of any such acquisition, the expected synergies, the potential impact on revenues or shareholder value, and the Company’s position in the defense training market. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to identify, negotiate, and complete acquisitions on favorable terms or at all; the ability to successfully integrate any acquired business; risks related to government contracting, including contract cancellations, modifications, or funding changes; the uncertainties related to market conditions; and other factors discussed in the “Risk Factors” section of the Company’s registration statement filed with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings with the SEC, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

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Company Contact

Lauren Premo

Virtuix Inc.

press@virtuix.com

Investor Relations Contact

Chris Tyson
MZ Group

Direct: 949-491-8235

VTIX@mzgroup.us